Exhibit 10.55

SECOND AMENDMENT TO OPERATOR’S CONTRACT

THIS SECOND AMENDMENT TO OPERATOR’S CONTRACT (the “Amendment”) is made this 30th day of June, 2004, by and between ISLE OF CAPRI BETTENDORF, L.C., an Iowa limited liability company (hereinafter referred to as the “Operator”) and SCOTT COUNTY REGIONAL AUTHORITY, an Iowa not-for-profit corporation (“SCRA”).

WHEREAS, Operator and SCRA have entered into an Operator’s Contract dated August 11, 1994 as amended (the “Operator’s Contract”); and

WHEREAS, the parties desire to amend the Operator’s Contract as provided herein.

NOW, THEREFORE, it is agreed as follows:

1.                                      Paragraph 4 of the Operator’s Contract is hereby amended to read in its entirety as follows:

“4.                                This Contract shall run until the conclusion of SCRA’s obligations under the Bettendorf Conference Center Support Agreement attached as Exhibit “A”. It is agreed that this Contract shall terminate on the expiration of the license year following such conclusion of SCRA’s obligations provided, however, that so long as Operator has substantially complied with the IRGC rules, (and the SCRA’s gaming license is renewed), Operator is hereby granted the right to renew this Contract for succeeding one year periods, the last of which shall terminate on the last date for licensed gaming as approved by Scott County voters pursuant to Chapter 99F of the Iowa Code. Operator agrees to guarantee SCRA’s payment obligations as set forth on Exhibit “A”.”

2.                                      In all other respects the parties hereto ratify and confirm the Operator’s Contract.

3.                                      This Amendment is expressly subject to approval by the Iowa Racing and Gaming Commission and will be effective on August 1, 2004. Operator further agrees to pay all legal and accounting expenses of SCRA related to the negotiation, preparation and approval of the Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives as of the day and year first above written.

SCOTT COUNTY REGIONAL AUTHORITY

By	/s/ [ILLEGIBLE]

Its President

By	/s/ Steve Hershberger

Its Secretary

ISLE OF CAPRI BETTENDORF, L.C.

By	/s/ Bernard Goldstein (Chairman)

Title: Manager